Exhibit 10.15

Execution Version

April 1, 2025

STRICTLY CONFIDENTIAL

SeaStar Medical Holding Corporation
3513 Brighton Blvd, Suite 410
Denver, CO 80216

Attn:	Eric Schlorff, Chief Executive Officer

Dear Mr. Schlorff:

Reference is made to that certain engagement agreement (the “Engagement Agreement”), dated as of May 17, 2024, as amended on November 13, 2024 by and between SeaStar Medical Holding Corporation (the “Company”) and H.C. Wainwright & Co., LLC (“Wainwright”). Defined terms used herein but not defined herein shall have the meanings given to such terms in the Engagement Agreement.

The parties hereby agree to amend the Engagement Agreement (this “Amendment”), as evidenced by their signatures below, under the terms set forth herein as follows:

The parties acknowledge and agree that the Term of the Engagement Agreement shall be extended and continue from its current expiration date and end ninety (90) days after the date hereof. If a registration statement on Form S-1 filed by the Company during the Term, as extended by the previous sentence, for a primary Offering under to the Engagement Agreement becomes effective, the Term of the Engagement Agreement shall be extended and continue for a period of ninety (90) days after the effective date of such Form S-1.

Except as expressly set forth above, all of the terms and conditions of the Engagement Agreement shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded except as set forth herein. Notwithstanding anything to the contrary contained herein, this Amendment shall be subject to the provisions regarding governing law and miscellaneous provisions set forth in Paragraphs I and M of the Engagement Agreement, and such provisions are incorporated herein by this reference, mutatis mutandis.

[Remainder of page intentionally left blank]

430 Park Avenue   |   New York, New York 10022   |  212.356.0500   |   www.hcwco.com
 Member: FINRA/SIPC

In acknowledgment that the foregoing correctly sets forth the understanding reached by Wainwright and the Company, please sign in the space provided below, whereupon this Amendment shall constitute a binding agreement as of the date indicated above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By:	/s/ Edward D. Silvera
	Name:	Edward D. Silvera
	Title:	Chief Operating Officer
	Date:	4/1/2025

Accepted and Agreed:

SEASTAR MEDICAL HOLDING CORPORATION

By:	/s/ Eric Schlorff
	Name:	Eric Schlorff
	Title:	Chief Executive Officer
	Date:	4/1/2025